Exhibit 99.1

UNITED STATES DISTRICT COURT

EASTERN DISTRICT OF TENNESSEE

KNOXVILLE DIVISION

In re Provectus Biopharmaceuticals, Inc.	Case No. 3:14-cv-00372-PLR-HBG
Derivative Litigation
District Judge Pamela L. Reeves

Magistrate Judge H. Bruce Guyton

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF

SHAREHOLDER DERIVATIVE ACTION

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF PROVECTUS HOLDINGS, INC. (“Provectus”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.

YOU ARE HEREBY NOTIFIED that the above-captioned consolidated shareholder derivative action (the “Litigation”) is being settled on the terms set forth in the Stipulation of Settlement dated as of December 21, 2015 (the “Stipulation”). This Notice is provided by Order of the United States District Court for the Eastern District of Tennessee, Knoxville Division, (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or the merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The Court has made no findings or determinations concerning the merits of the Litigation. Capitalized terms not otherwise defined shall have the definitions set forth in the Stipulation.

I. WHY THE COURT HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of the Litigation. The parties to the Litigation have agreed upon terms to settle the Litigation and have signed the Stipulation setting forth those settlement terms.

II. SUMMARY OF THE ACTION

A. This Litigation

On or about June 4, 2014, Karla Hurtado, acting by and through counsel, filed a lawsuit styled Karla Hurtado, Derivatively on Behalf of Nominal Defendant Provectus Biopharmaceuticals, Inc. v. H. Craig Dees, et al., Case 3:14-cv-01263, in the U.S. District Court for the Middle District of Tennessee (the “Hurtado Lawsuit”). On or about July 25, 2014, the Hurtado Lawsuit was transferred to the U.S. District Court for the Eastern District of Tennessee (“the Court” or “this Court”), styled as Karla Hurtado, Derivatively on Behalf of Nominal Defendant Provectus Biopharmaceuticals, Inc. v. H. Craig Dees, et al., Case 3:14-cv-00372. On or about October 24, 2014, Paul Montiminy, acting by and through counsel, filed a lawsuit styled Paul Montiminy, Derivatively on Behalf of Nominal Defendant Provectus Biopharmaceuticals, Inc. v. H. Craig Dees, et al., Case 3:14-cv-00503, in this Court (the “Montiminy Lawsuit”).

On or about December 29, 2014, this Court entered an order (Docket #28) consolidating the Hurtado Lawsuit and the Montiminy Lawsuit as In re Provectus Biopharmaceuticals, Inc. Derivative Litig., Case 3:14-cv-00372 (the “Litigation”), and appointing Harwood Feffer LLP and Gainey McKenna & Egleston as co-lead counsel and the Bramlett Law Offices as liaison counsel. On April 9, 2015, this Court entered an Order (Docket #33) staying proceedings in the Litigation pending resolution of a motion to dismiss a putative federal securities class action against the Company and four of its officers and directors, styled In re Provectus Biopharmaceuticals, Inc. Securities Litigation, Case No. 3:14-cv-00338-PLR-HBG (the “Securities Litigation”).

B. The State Court Litigation

On or about October 28, 2014, Chris Foley, acting by and through counsel, filed a lawsuit styled Chris Foley, Derivatively on Behalf of Nominal Defendant Provectus Biopharmaceuticals, Inc. v. H. Craig Dees, et al., Civil Action No. 188450-1, in the Chancery Court of Knox County, Tennessee (the “Foley Lawsuit”).

On June 24, 2015, Sean Donato, derivatively on behalf of the Company, filed a lawsuit styled Sean Donato, Derivatively on Behalf of Provectus Biopharmaceuticals, Inc. v. H. Craig Dees, et al., Case No. 189848-1 in the Chancery Court of Knox County, Tennessee (the “Donato Lawsuit”) (the Foley Lawsuit and the Donato Lawsuit, collectively, the “State Court Litigation”).

C. The Securities Litigation

On April 6, 2015, an Amended Class Action Complaint (the “Securities Complaint”) was filed in the Securities Litigation, on behalf of purchasers of Provectus securities between December 17, 2013 and May 22, 2014, against Provectus, H. Craig Dees, Timothy C. Scott, Peter R. Culpepper, and Eric Wachter. The Complaint seeks an unspecified amount of damages and alleges that the defendants therein violated Section 10(b) of the Securities Act of 1934 (the “Securities Act”), and that the individual defendants therein violated Section 20(a) of the Securities Act by disseminating materially false and misleading information to the investing public about the commercialization of PV-10, and that the defendants therein had actual knowledge of and access to materially adverse facts concerning the Company’s communications with the Food and Drug Administration (“FDA”) regarding PV-10. While a motion to dismiss the Securities Litigation was pending, the parties to that litigation participated in a mediation and subsequent negotiations, the result of which was the filing, on March 9, 2016, of a Stipulation of Settlement. A hearing for preliminary approval of the settlement of the Securities Litigation is set for April 7, 2016.

D. Agreement to Settle this Litigation

While the parties to the Securities Litigation were negotiating and documenting the Stipulation of Settlement in the Securities Litigation, the Settling Parties, through counsel, engaged in negotiation to settle this Litigation. The Settling Parties, subject to the approval of this Court and after thorough negotiation, have agreed to the terms hereof in settlement of this Litigation.

III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

As a result of the filing, prosecution, and settlement of the Litigation, Plaintiffs obtained relief for Provectus resulting in Corporate Governance Changes that include: 1) adoption of a Disclosure Controls and Procedures Policy with respect to disclosure controls and procedures generally, and specifically addresses the processes employed for recording, processing, summarizing, reviewing and, to the extent applicable, certifying the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, proxy statements, information statements, registration statements, earnings releases, earnings guidance, public disclosures about material acquisitions or dispositions, press releases, correspondence containing financial information broadly disseminated to security holders and other reports or communications and 2) the agreement of the Company to use its best efforts to replace one of its existing directors with an independent, outside director by June 30, 2017.

The Settlement also provides for the entry of judgment dismissing the Litigation on the merits with prejudice, and certain releases of Released Claims as detailed in the Stipulation.

IV. REASONS FOR THE SETTLEMENT

The Settling Parties have determined that it is desirable and beneficial that the Litigation, and all of the disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.

A. Why Did Plaintiffs Agree to Settle?

Plaintiffs’ Counsel conducted an extensive investigation relating to the claims and the underlying events and transactions alleged in the Litigation. Plaintiffs believe that the Litigation has substantial merit, and Plaintiffs’ entry into the Stipulation is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Litigation. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Litigation against the Individual Defendants through trial and through possible appeals. Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Litigation, as well as the difficulties and delays inherent in such litigation. Plaintiffs’ Counsel are also mindful of the inherent problems of establishing demand futility, and the possible defenses to the claims alleged in the Litigation.

Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Provectus and its shareholders. Based upon Plaintiffs’ Counsel’s evaluation, Plaintiffs have determined that the Settlement is in the best interests of Provectus and Current Provectus Shareholders and have agreed to settle the Litigation upon the terms and subject to the conditions set forth in the Stipulation.

B. Why Did the Individual Defendants Agree to Settle?

Defendants have denied and continue to deny each and all of the claims and allegations of wrongdoing made by Plaintiffs in the Litigation and maintain furthermore that they have meritorious defenses. Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Litigation, and Defendants contend that many of the allegations in the Consolidated Complaint are materially inaccurate. The Individual Defendants also have denied and continue to deny, among other allegations, the allegations that Plaintiffs, Provectus or its stockholders have suffered damage or that Plaintiffs, Provectus or its stockholders were harmed in any way by the conduct alleged in the Litigation or otherwise. The Individual Defendants have further asserted that at all times they acted in good faith and in a manner they reasonably believed to be and that was in the best interests of Provectus and its stockholders. Nonetheless, Defendants have concluded that further conduct of the Litigation would be protracted and expensive, and that it is desirable that the Litigation be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Defendants also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Litigation. Further, the Individual Defendants and Provectus acknowledge that the Settlement confers substantial benefits on Provectus and is fair, reasonable, adequate, and in the best interests of Provectus and its shareholders.

V. PLAINTIFFS’ ATTORNEY FEE AND EXPENSE AMOUNT

Plaintiffs’ Lead Counsel, Plaintiffs Liaison Counsel, and State Court Plaintiffs’ Counsel (collectively, “Plaintiffs’ Counsel”) have not received any payment for their work in connection with the Litigation, nor have they been reimbursed for out-of-pocket expenses. After negotiating the substantive terms of the Settlement, the Parties discussed a fair and reasonable sum to be paid to Plaintiffs’ Counsel for attorneys’ fees and expenses. The Plaintiffs’ Attorney Fee and Expense Amount ultimately agreed was based upon: (1) the benefits conferred upon Provectus through the Settlement; (2) Plaintiffs’ efforts and role in securing these benefits; (3) the parties’ respective valuations of the Litigation and the Settlement; (4) the contingent nature of the Litigation; and (5) the amount of fees approved by courts throughout the country under similar circumstances. The Plaintiffs’ Attorney Fee and Expense Amount agreed to by the Settling Parties is $300,000. Any fee awarded by the Court is designed to compensate Plaintiffs’ Counsel for the results achieved in the Litigation and the risks of undertaking the prosecution of the Litigation on a contingent basis.

VI. SETTLEMENT HEARING

Pursuant to an Order of the United States District Court of Eastern District of Tennessee, a hearing will be held on August 26th, 2016, at10:00 o’clock a.m., before U.S. District Judge Pamela L. Reeves, at the Howard H. Baker, Jr. United States Courthouse, 800 Market Street, Knoxville, TN 37902, for the purpose of determining: (1) whether the proposed Settlement, including the requested Plaintiffs’ Attorney Fee and Expense Amount, should be approved by the Court as fair, reasonable, and adequate; and (2) whether the Litigation should be dismissed with prejudice. If the Settlement is approved, you will be subject to and bound by the provisions of the Stipulation, the releases contained therein, and by all orders, determinations, and judgments, including the Final Order and Judgment in the Litigation concerning the Settlement.

Pending final determination of whether the Settlement should be approved, no Current Provectus Shareholder, either directly, representatively, derivatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court, administrative agency, or other tribunal asserting agency any of the Released Claims.

VII. RIGHT TO ATTEND THE SETTLEMENT HEARING

You may enter an appearance in the Litigation, at your own expense, individually or through counsel of your choice. If you do not enter an appearance, you will be represented by Plaintiffs’ Counsel. If you want to object at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. If you have no objection to the Settlement, you do not need to appear at the Settlement Hearing or take any other action.

VIII. THE PROCEDURES FOR OBJECTING TO THE SETTLEMENT

Any Current Provectus Shareholder who wishes to object to the Settlement and/or show cause why it should not be approved, why the Judgment should or should not be entered thereon, or why the Plaintiffs’ Attorney Fee and Expense Amount should not be awarded shall state all reasons for the objection and shall also: (a) state the case name and number, state the case name and number, In re: Provectus Biopharmaceuticals, Inc. Derivative Litigation, Case No. 3:14-cv-00372-PLR-HBG; (b) provide proof of current ownership of Provectus stock as well as documentary evidence of when such stock ownership was acquired; (c) clearly identify any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s); (d) identify any case, by name, court, and docket number, in which the objector or his attorney, if any, has objected to a settlement in the last three years; and (e) include a proof of service signed under penalty of perjury.

All objections and accompanying materials shall be filed and served at least fourteen (14) calendar days prior to the Settlement Hearing as follows: (a) personally or electronically filed with the Clerk of the Court, Howard H. Baker, Jr. United States Courthouse, 800 Market Street, Suite 130, Knoxville, Tennessee 37902, and (b) served by first class U.S. Mail and/ or through the Court’s electronic filing system on counsel for the Settling Parties. Any Current Provectus Shareholder wishing to be heard at the Settlement Hearing is required to include a notice of intention to appear at the Settlement Hearing together with his, her, or its written objection. Only shareholders who have filed with the Court and served on the Settling Parties’ counsel valid and timely written notices of objection and accompanying materials will be entitled to be heard at the hearing, unless the Court orders otherwise.

Any Current Provectus Shareholder who does not make his, her, or its objection in the manner provided in this Order shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the proposed Settlement as set forth in the Stipulation, to the award of attorneys’ fees and expenses to Plaintiffs’ Counsel, and Incentive Awards to Plaintiffs.

IX. HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Litigation or the terms of the Settlement contained in the Stipulation.

You may inspect the Stipulation and other papers in the Litigation at the office of the Clerk of the Court, Howard H. Baker, Jr. United States Courthouse, 800 Market Street, Suite 130, Knoxville, Tennessee 37902 at any time during regular business hours of each business day. The Clerk’s office will not mail copies to you. In addition, this Notice and the Stipulation can be viewed on the Company’s website at: www.pvct.com and on the website of Plaintiffs’ Counsel at: www.hfesq.com or www.gme-law.com. Inquiries regarding the proposed Settlement also may be made to lead counsel for Defendants or Plaintiffs as set out below.

PLEASE DO NOT CONTACT THE COURT OR THE CLERK’S OFFICE REGARDING THIS NOTICE.

Dated: June 9, 2016	GAINEY, McKENNA & EGLESTON

	By:	s/Thomas J. McKenna
Thomas J. McKenna
Gregory M. Egleston
440 Park Avenue South
New York, NY 10018
		Telephone:	(212)983-1300
		Facsimile:	(212)983-0383
Email: tjmckenna@gme-law.com
gegleston@gme-law.com

Dated: June 9, 2016	HARWOOD FEFFER LLP

	By:	s/Robert I. Harwood
Robert I. Harwood
488 Madison Avenue
New York, NY 10022
		Telephone:	(212)935-7400
		Facsimile:	(212)753-3630
Email: rharwood@hfesq.com

Lead Counsel for Lead Plaintiffs

Dated: June 9, 2016	BRAMLETT LAW OFFICES

	By:	s/ Paul Kent Bramlett
Paul Kent Bramlett (#7387)
P.O. Box 150734
Nashville, TN 37215
		Telephone:	(615)248-2828
		Facsimile:	(866)816-4116
Email: pknashlaw@aol.com

Liaison Counsel for Lead Plaintiffs

Dated: June 9, 2016	BAKER, DONELSON, BEARMAN,
CALDWELL & BERKOWITZ, P.C.

	By:	s/ John S. Hicks
John S. Hicks (BPR # 010478)
211 Commerce Street, Suite 800
Nashville, Tennessee 37201
		Telephone:	(615)726-7337
		Facsimile:	(615)744-7337
Email: jhicks@bakerdonelson.com

and

Kristine Roberts (BPR # 023856)
(admitted pro hace vice)
165 Madison Avenue, Suite 2000
Memphis, Tennessee 38103
Email: klroberts@bakerdonelson.com

Counsel for Defendants